EXHIBIT 99.1

NEWS RELEASE – For immediate dissemination

Body and Mind Provides California Update

VANCOUVER, B.C., CANADA (December 5, 2019) – Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the “Company” or “BaM”), a multi-state cannabis company with operations in California, Nevada, Arkansas, and Ohio, is pleased to provide an update on California operations including construction updates in San Diego, Marijuana Enforcement Tracking Compliance (“METRC”) at ShowGrow Long Beach and Cathedral City Operations.

ShowGrow Long Beach

Through its California subsidiary, NMG Long Beach, LLC, BaM has completed transition to the METRC system. Compliance with METRC is mandatory for all California cannabis permanent licensees. The California Track-and-Trace (“CCTT”) system powered by METRC, is used to track commercial cannabis activity and movement across the distribution chain. CCTT enables government oversight of cannabis throughout its lifecycle, from cultivation to the end user. To remain compliant, licensees must migrate their current product inventory on to the METRC platform enabling the tracking and reporting of cannabis and cannabis products as they move through the commercial cannabis supply chain.

“As an operator with a growing footprint in several states, we are committed to the safety of the consumers and patients that use our products,” said Michael Mills, President and Interim CEO of Body and Mind Inc. “Legalization is continuing to spread globally, so it is imperative to be forward thinking as regulatory needs expand in this rapidly growing industry. With the recent shipment of our award-winning products in California, it was imperative to us that we implement the track-and-trace technology as quickly as possible to ensure proper accountability and compliance.”

BaM assumed management of the popular Long Beach dispensary ShowGrow this past August and has swiftly finalized the move to CCTT METRC. BaM has assumed management of the ShowGrow Long Beach dispensary pursuant to the management assignment and assumption agreement entered into with Green Light District Holdings, Inc. and The Airport Collective, Inc. on June 19, 2019 and announced by the Company on July 3, 2019.

ShowGrow San Diego

The Company, through its subsidiary, NMG San Diego, LLC, continues renovation work at the San Diego ShowGrow dispensary. Interior walls are framed and electrical, plumbing and mechanical rough in is complete. Wall boarding is anticipated to commence next week followed by finish work. The Company, through its subsidiary, NMG San Diego, LLC, owns 60% of the San Diego ShowGrow dispensary which is fully funded to completion of the renovation and start up.

Cathedral City

The Company, through its subsidiary NMG Cathedral City, LLC (“NMG Cathedral City”), has transitioned from managing all the operations at Satellites Dip, LLC’s (“SDL”) manufacturing facility in Cathedral City, California. The Company previously managed all the operations at SDL’s facility pursuant to a management and administrative services agreement (the “Management Agreement”). The parties have decided to terminate the Management Agreement and continue their relationship pursuant to the Brand Director Agreement (as defined below) and License Agreement (as defined below). SDL, the actual manufacturer, is a licensed cannabis business conducting commercial cannabis activity within the state of California.

“We have worked closely with SDL to transition from our management agreement to a brand license agreement which will enhance production of Body and Mind branded products for the California market,” stated Michael Mills, President and Interim CEO of Body and Mind Inc. “Our updated relationship is anticipated to result in superior financial metrics for Body and Mind as we continue to expand sales and distribution throughout California”.

On November 30, 2019, the Company, through its subsidiary, DEP Nevada, Inc. (“DEP”), entered into a brand license agreement (the “License Agreement”) with SDL.

Pursuant to the License Agreement, DEP agreed to grant SDL a non-exclusive, non-transferable, and non-sublicensable right to use certain licensed marks in connection with or on licensed products, solely in connection with SDL’s commercial cannabis activity in California.

On November 30, 2019, NMG Cathedral City entered into a brand director agreement (the “Brand Director Agreement”) with SDL.

Pursuant to the Brand Director Agreement, SDL has retained NMG Cathedral City for an initial term of six (6) months to provide certain advisory and director services in connection with SDL’s manufacturing of Company-branded products, as well as certain other products (the “Managed Products”) as agreed to by NMG Cathedral City (the “Brand Director Services”). The parties to the Brand Director Agreement may renew the Brand Director Agreement for three (3) month renewal periods.

The Brand Director Services include: (i) managing SDL’s production of the Managed Products; (ii) payment of a reimbursement fee to SDL equal to the amount of direct costs and direct taxes applicable to the Managed Products; (iii) managing inventory of the Managed Products; and (iv) directing SDL to enter into distribution agreements and sale agreements with third-party commercial cannabis licensees for the distribution and sale of the Managed Products in accordance with applicable law. Pursuant to the Brand Director Agreement, NMG Cathedral City will pay a monthly fee (the “Contribution Fee”) of $5,000 to SDL. In connection with the Brand Director Agreement, as partial repayment for the principal and interest accrued under a certain loan agreement (the “Loan Agreement”) between NMG Cathedral City and SDL dated June 6, 2019, SDL waives payment of the Contribution Fee for the first five (5) months of the Brand Direction Agreement.

In consideration for the Brand Director Services, SDL (“Licensee”) has agreed to pay NMG a brand director fee for each calendar month during the Term, Licensee shall pay to Brand Director a fee, to be calculated as follows: (x) Net Revenue for a single calendar month, multiplied by, (y) seventy-five percent (75%); (z) plus any fees to be paid to Brand Director in connection with the Equipment Lease dated June 6, 2019 (the “Equipment Lease Fees”) added to the product of (x) and (y), the (q) total amount shall be the fee paid to the Brand Director (the “Brand Director Fee”). If the Net Revenue, minus the product of (x) and (y) is less than the Equipment Lease Fees in any given month, the difference shall carry over to the subsequent month, to be added to that month’s Equipment Lease Fee, or the difference may be paid by Licensee at its sole option.

Additionally, NMG Cathedral City, LLC and SDL entered into a release and satisfaction of loan agreement (the “Release Agreement”) on November 30, 2019. Pursuant to the Release Agreement, NMG agreed that all indebtedness of SDL to NMG Cathedral City arising from the Loan Agreement (and promissory note issued in connection with the Loan Agreement) is hereby satisfied and discharged in full. The release is granted based on SDL’s obligations and duties pursuant to the Equipment Purchase Agreement and its five (5) month waiver of the Contribution Fee under the Brand Director Agreement.

NMG Cathedral City entered into an equipment purchase agreement (the “Purchase Agreement”) with SDL on November 30, 2019. Pursuant to the terms of the Purchase Agreement, NMG Cathedral City agreed to purchase certain equipment (the “Equipment”) from SDL for a purchase price of $235,684.93, with such purchase price to be paid directly towards the outstanding balance of the Loan Agreement. The purchase closed effective as of November 30, 2019.

On November 30, 2019, NMG Cathedral City entered into a first amendment (the “First Amendment”) to an equipment lease previously entered into between the NMG Cathedral City and SDL (the “Original Lease”), whereby NMG and SDL updated the term of the Original Lease and updated the Original Lease to include certain equipment purchased pursuant to the Purchase Agreement entered into contemporaneously with the execution of the First Amendment.

About Body and Mind Inc.

BaM is a well capitalized publicly traded company investing in high quality medical and recreational cannabis cultivation, production and retail. Our wholly owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licenses and holds cultivation and production licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN Gio cartridges. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

BaM continues to expand operations in Nevada, California, Arkansas and Ohio and is dedicated to increasing shareholder value by focusing resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

Please visit www.bamcannabis.com for more information.

Instagram: @bodyandmindBaM Twitter: @bodyandmindBaM

For further information, please contact:

Company Contact:

President

Tel: 800-361-6312

mmills@bamcannabis.com

Investor Contact:

Valter Pinto, Managing Director

Tel: 212-896-1254

valter@kcsa.com

Media Contact:

Annie Graf, Account Director

Tel: 786-390-2644

agraf@kcsa.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.